UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003

RADNOR HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-19495	23-2674715
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-341-9600

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Script of Conference Call held on May 12, 2003.

Item 9. Regulation FD Disclosure.

On May 12, 2003, Radnor Holdings Corporation (the “Company”) held a conference call to discuss its results for the first fiscal quarter ended March 28, 2003. A copy of the script for that conference call is attached as Exhibit 99.1 to this Report and incorporated herein by reference solely for the purpose of this Item 9. The information in the script is being furnished for purposes of compliance with Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated: May 12, 2003	By:	/s/ MICHAEL T. KENNEDY
Michael T. Kennedy
President

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Script of Conference Call held on May 12, 2003.

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